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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           May 4, 1999
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                             Village Bancorp, Inc.
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               (Exact name of Registrant as Specified in Charter)


    Connecticut                     0-11786                      06-1076844
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(State or Other Jurisdiction   (Commission File               (IRS Employer
      of Incorporation)             Number)                 Identification No.)


  25 Prospect Street, Ridgefield, Connecticut                      06877
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code         (203) 438-9551
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Item 5.  Other Events

     On May 4, 1999, the shareholders of Village Bancorp, Inc., a Connecticut corporation ("Village"), approved the proposed acquisition of Village by Webster Financial Corporation, a Delaware corporation ("Webster"), on a stock for cash and/or stock basis. Each share of Village common stock will be converted into (i) $23.50 in cash, (ii) 0.8545 of a share of Webster common stock or (iii) a combination of cash and Webster common stock.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VILLAGE BANCORP, INC.



                                       By:   /s/ Robert V. Macklin
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                                          Name:  Robert V. Macklin
                                          Title: President and Chief Executive
                                                 Officer

May 11, 1999